Exhibit 10.4

Execution Version

AMENDMENT NO. 1 TO THE

LIMITED PARTNERSHIP AGREEMENT

OF

ARES DOMESTIC HOLDINGS L.P.

This AMENDMENT NO. 1, dated as of January 1, 2015 (this “Amendment”), to the Limited Partnership Agreement of Ares Domestic Holdings L.P. (the “Partnership”), dated as of May 1, 2014 (the “Agreement”), is made by its sole general partner, Ares Domestic Holdings Inc. (the “General Partner”).  Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.

WHEREAS, Section 11.6 of the Agreement provides that the General Partner may amend the Agreement without the consent of the Limited Partners in accordance with the provisions thereof; and

WHEREAS, in accordance with the provisions of Section 11.6 of the Agreement, the General Partner has deemed it advisable to amend the Agreement.

NOW, THEREFORE, the General Partner does hereby amend the Agreement as follows:

AMENDMENT

1.1                               Amendments.

(a)                                 Section 1.1 of the Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Ares Owners Mirror Units” means Class Mirror Units (as defined in the Ares Owners LP Agreement).

“Ares Owners LP Agreement” means the limited partnership agreement of Ares Owners LP.

(b)                                 The following definition in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Corresponding Rate” means the number of Class A Units that would be forfeited or cancelled upon the forfeiture or cancellation of Ares Owners Mirror Units or Common Units pursuant to any agreements governing such Ares Owners Mirror Units or Common Units, as applicable. As of the Effective Date, the

Corresponding Rate shall be 1 for 1. The Corresponding Rate shall be adjusted accordingly by the General Partner in its sole discretion upon: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Class A Units that is not accompanied by an identical subdivision or combination of the Ares Owners Mirror Units, as applicable, or Common Units, as applicable; or (b) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Ares Owners Mirror Units, as applicable, or Common Units, as applicable, that is not accompanied by an identical subdivision or combination of the Class A Units.

(c)                                  Section 8.2(b) of the Agreement is hereby amended and restated in its entirety as follows:

If any Ares Owners Mirror Units are forfeited or cancelled for no consideration, a number of Class A Units held by Ares Owners LP equal to the product of the number of Ares Owners Mirror Units, as applicable, so forfeited or cancelled multiplied by the Corresponding Rate shall be automatically forfeited or cancelled, as the case may be.

(d)                                 Section 8.2(c) of the Agreement is hereby amended and restated in its entirety as follows:

If any Common Units owned by Ares Owners LP or a Service Provider (or a Person who is a Permitted Transferee of a Service Provider) are forfeited or cancelled for no consideration, a number of Class A Units held by the Issuer (or if the Issuer does not hold any Class A Units, by the General Partner) equal to the product of the number of Common Units so forfeited or cancelled multiplied by the Corresponding Rate shall be automatically forfeited or cancelled, as the case may be.

1.2                               Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the parties under the Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  This Amendment shall apply and be effective only with respect to the provisions of the Agreement specifically referred to herein.  After the date hereof, any reference to the Agreement shall mean the Agreement, as modified hereby.

1.3                               Miscellaneous.  The provisions of Article XI of the Agreement shall apply to this Amendment mutatis mutandis.

 [Signature Page Follows]

IN WITNESS WHEREOF, the General Partner has caused this Amendment to be executed by its respective officer thereunto duly authorized, as of the date first above written.

ARES DOMESTIC HOLDINGS INC.,
a Delaware corporation

By:	/s/ Naseem Sagati
	Name:	Naseem Sagati
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Ares Domestic LP Agreement]